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                                                                     EXHIBIT 4.1

                       (FRONT SIDE OF STOCK CERTIFICATE)

CLASS A COMMON STOCK                                      SHARES
      NUMBER
                                                  CUSIP 125577106
C ____________________

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE     THE CIT GROUP, INC.
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK. $.01 PAR VALUE, of The CIT Group, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                  COUNTERSIGNED AND REGISTERED:
                                        THE BANK OF NEW YORK
                                        BY                   , TRANSFER AGENT
                                                               AND REGISTRAR
                                                            AUTHORIZED OFFICER

       SECRETARY                              CHAIRMAN OF THE BOARD

                                (CORPORATE SEAL)
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                      (REVERSE SIDE OF STOCK CERTIFICATE)

                              THE CIT GROUP, INC.

     The Corporation will furnish without charge to each stockholder who so requests, the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT - __________ Custodian
                                                            (Cust)
TEN ENT - as tenants by the entireties
                                                          __________
JT TEN  - as joint tenants with                             (Minor)
          right of survivorship                           under Uniform gifts
          and not as tenants in common                    to Minors Act

                                                          ____________________
                                                                 (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

______________________________________

______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

Shares of the stock represented by the within certificate, and do hereby irrevocably constitute and appoint __________________________, Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _____________________________


                                        ______________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
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SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED GUARANTEE MEDALLION PROGRAM).